Exhibit 10.17

Supplemental Agreement to $16,800,000 Secured Loan Facility Agreement dated 8 October 2014

Dated 14 July 2015

Baltic Wasp Limited

(as Borrower)

- and -

ABN AMRO Capital USA LLC

and others

(as Lenders)

- and -

ABN AMRO Capital USA LLC

(as MLA)

- and -

ABN AMRO Capital USA LLC

(as Agent)

- and -

ABN AMRO Capital USA LLC

(as Security Agent)

- and -

ABN AMRO Bank N.V. Singapore Branch

(as Sinosure Agent)

- and -

ABN AMRO Bank N.V.

(as Swap Provider)

- and -

Baltic Trading Limited

(as Guarantor)

- and -

Genco Shipping & Trading Limited

(as New Guarantor)

- and -

Baltic Trading Limited

(as Pledgor)

- and -

Baltic Hornet Limited

(as Other Borrower)

Contents

		Page

1	Interpretation	3

2	Conditions	4

3	Representations and Warranties	6

4	Amendments to Original Loan Agreement	6

5	Amendments, Waivers and Consents relating to Merger	8

6	Confirmation and Undertaking	13

7	Notices, Counterparts, Law and Jurisdiction	13

Schedule 1	The Lenders	14

Schedule 2	First Effective Date Confirmation	15

Schedule 3	Second Effective Date Confirmation	16

Supplemental Agreement

Dated: 14 July 2015

Between:

(1)                                 Baltic Wasp Limited a company incorporated under the laws of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands, MH 96960 (the “Borrower”); and

(2)                                 the banks listed in Schedule 1 (The Lenders), each acting through its office at the address indicated against its name in Schedule 1 (together the “Lenders” and each a “Lender”); and

(3)                                 ABN AMRO Capital USA LLC, acting through its office at 100 Park Avenue, 24th Floor, NY 10017, USA as mandated lead arranger (in that capacity, the “MLA”); and

(4)                                 ABN AMRO Capital USA LLC, acting through its office at 100 Park Avenue, 24th Floor, NY 10017, USA as facility agent (in that capacity, the “Agent”); and

(5)                                 ABN AMRO Capital USA LLC, acting through its office at 100 Park Avenue, 24th Floor, NY 10017, USA as security agent (in that capacity, the “Security Agent”); and

(6)                                 ABN AMRO Bank N.V. Singapore Branch, acting through its office at 10 Collyer Quay, #07-01 Ocean Financial Centre, Singapore 049315 as agent for Sinosure (in that capacity, the “Sinosure Agent”); and

(7)                                 ABN AMRO Bank N.V. acting through its office at 100 Park Avenue, 24th Floor, NY 10017, USA as swap provider (in that capacity, the “Swap Provider”); and

(8)                                 Baltic Trading Limited, a company incorporated under the laws of the Republic of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands, MH 96960 as guarantor (in that capacity, the “Guarantor”); and

(9)                                 Genco Shipping & Trading Limited, a corporation incorporated under the laws of the Republic of the Marshall Islands whose principal place of business is at 299 Park Avenue, 12th Floor, New York, New York 10171 (the “New Guarantor”);

(10)                          Baltic Trading Limited, a company incorporated under the laws of the Republic of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands, MH 96960 as pledgor (in that capacity, the “Pledgor”); and

(11)                          Baltic Hornet Limited, a company incorporated under the laws of the Republic of the Marshall Islands whose registered address is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands, MH 96960 as the other borrower (in that capacity, the “Other Borrower”).

Supplemental to a secured loan agreement dated 8 October 2014 made between the Borrower, the Lenders, the MLA, the Agent, the Security Agent, the Sinosure Agent and the Swap Provider (the “Original Loan Agreement”), on the terms and subject to the conditions of which each of the Lenders agreed to advance to the Borrower its respective Commitment of an aggregate amount not exceeding sixteen million eight hundred thousand Dollars ($16,800,000).

Whereas:

(A)                                        By a letter dated 23 June 2015, the Borrower has requested, amongst other things, the consent of the Finance Parties to (i) a proposed merger and acquisition between the Guarantor and the New Guarantor’s respective group including the acquisition of shares in the Guarantor by the New Guarantor (the “Merger”), (ii) certain consequential amendments to the Original Loan Agreement and (iii) a permanent waiver of certain provisions contained in Clause 12.3 (General Undertakings) of the Original Loan Agreement in connection with the Merger (the “Request”).

(B)                                        The Finance Parties have agreed to the Request subject to the terms and conditions of this Supplemental Agreement.

It is agreed that:

1                                                  Interpretation

1.1                                        In this Supplemental Agreement:

“Amendment Fee Letter” means the letter dated on or about the date of this Supplemental Agreement between the Agent, the Lenders and the Borrower setting out the fees referred to in Clause 2.1.5 (Conditions).

“Finance Parties” means the Agent, the Security Agent, the MLA, the Swap Provider, the Sinosure Agent and the Lenders and “Finance Party” means any of them;

“First Effective Date” means the date on which the Agent (acting on the instructions of the Lenders) confirms to the Borrower in writing substantially in the form set out in Schedule 2 (First Effective Date Confirmation) that all of the conditions referred to in Clause 2.1 (Conditions) have been satisfied, which confirmation the Agent shall be under no obligation to give if an Event of Default shall have occurred and be continuing;

“Loan Agreement” means the Original Loan Agreement as amended pursuant to this Supplemental Agreement;

“New Guarantee” means a guarantee and indemnity to be given by the New Guarantor in favour of the Security Agent in accordance with the terms of this Supplemental Agreement;

“Second Effective Date” means the date on which the Agent (acting on the instructions of the Lenders) confirms to the Borrower in writing substantially in the form set out in Schedule 3 (Second Effective Date Confirmation) that all of the conditions referred to in Clause 2.2 (Conditions) have been satisfied, which confirmation the Agent shall be under no obligation to give if an Event of Default shall have occurred and be continuing; and

“Security Parties” means all parties to this Supplemental Agreement other than the Finance Parties and “Security Party” means any one of them.

1.2                                        All words and expressions defined in the Original Loan Agreement shall have the same meaning when used in this Supplemental Agreement unless the context otherwise requires, and clause 1.2 (Definitions and Interpretation) of the Original Loan Agreement shall apply to the interpretation of this Supplemental Agreement as if it were set out in full.

1.3                                        This Supplemental Agreement shall be a Finance Document.

2                                                  Conditions

2.1                                        As conditions precedent for the agreement of the Finance Parties to the Request and for the effectiveness of Clause 4 (Amendments to Original Loan Agreement), the Borrower shall deliver or cause to be delivered to or to the order of the Agent the following documents and evidence on or before the First Effective Date:

2.1.1                              in respect of each Security Party (other than the New Guarantor):

(a)                                          a certificate of good standing;

(b)                                          a certificate of a duly authorised officer of that Security Party dated the day of this Supplemental Agreement (i) certifying that that Security Party is existing in good standing in the jurisdiction of its incorporation, (ii) confirming that none of the documents delivered to the Agent pursuant to Part 1 of Schedule 2 of the Original Loan Agreement have been amended or modified in any way (or copies, certified by a duly authorised officer of the Security Party in question as true, complete, accurate and neither amended nor revoked, of any such documents which have been amended or modified), (iii)  setting out the names and titles of the directors and officers of that Security Party, and (iv) attaching an incumbency certificate reflecting the name and signature of each officer authorised to execute this Supplemental Agreement and that no proceedings are pending or contemplated for the dissolution of that Security Party;

(c)                                           a copy, certified by a director or the secretary of each Security Party as true, complete and accurate and neither amended nor revoked and in full force and effect, of a resolution of the directors of that Security Party (together, where appropriate, with signed waivers of notice of any directors’ meetings) approving, and authorising or ratifying the execution of, this Supplemental Agreement and any document to be executed by that Security Party pursuant to this Supplemental Agreement;

2.1.2                              this Supplemental Agreement duly executed by the Security Parties and the Finance Parties;

2.1.3                              evidence satisfactory to the Agent (acting on the instructions of the Lenders) that the Borrower and the Guarantor have agreed, or will agree to enter into, with its other lenders or financiers the same terms and conditions as agreed between the Agent (acting on the instructions of the Lenders), the Borrower and the Guarantor pursuant to the terms of this Supplemental Agreement;

2.1.4                              if a Security Party is incorporated in a jurisdiction other than England and Wales, a legal opinion of the legal advisers to the Lenders in each relevant jurisdiction, substantially in the form or forms provided to the Agent prior to signing this Supplemental Agreement or confirmation satisfactory to the Agent that such an opinion will be given;

2.1.5                              payment to the Agent (for the account of the Lenders in proportion to their respective Commitments) a non-refundable amendment fee in the amount agreed in the Amendment Fee Letter; and

2.1.6                              evidence that the fees, costs and expenses due from the Borrower under clause 8.1 (Transaction expenses) of the Original Loan Agreement have been paid or will be paid by the First Effective Date.

2.2                                        As conditions precedent for the agreement of the Finance Parties to the Request and for the effectiveness of Clause 5 (Consents, Waivers and Amendments relating to Merger), the Borrower shall deliver or cause to be delivered to or to the order of the Agent the following documents and evidence on or before the Second Effective Date:

2.2.1                              in respect of the New Guarantor:

(a)                                          copies of the constitutional documents of the New Guarantor together with such other evidence as the Agent may reasonably require that the New Guarantor is duly incorporated in its country of incorporation and remains in existence with power to enter into, and perform its obligations under, the New Guarantee.

(b)                                          a certificate of a duly authorised officer of the New Guarantor certifying that each copy document relating to it is correct, complete and in full force and effect as at the date of the New Guarantee.

(c)                                           a copy, certified by a director or the secretary of the New Guarantor as true, complete and accurate and neither amended nor revoked, of a resolution of the directors (together, where appropriate, with signed waivers of notice of any directors’ or shareholders’ meetings) approving, and authorising or ratifying the execution of the New Guarantee and any document to be executed by the New Guarantor pursuant to the New Guarantee;

(d)                                          a notarially attested and legalised power of attorney of the New Guarantor under which the New Guarantee and any documents required pursuant to the New Guarantee are to be executed by the Guarantor;

2.2.2                              the New Guarantee duly executed by the New Guarantor;

2.2.3                              evidence that the merger between the New Guarantor and the Guarantor has been consummated and the Guarantor has become an indirect wholly-owned subsidiary of the New Guarantor;

2.2.4                              such documentation and other evidence as is reasonably requested by the Agent in order for the Lenders to comply with all necessary “know your customer” or similar identification procedures in relation to the transactions contemplated by the Merger; and

2.2.5                              such of the legal opinions specified in Clause 2.1.4 as have not already been provided to the Agent; and

2.2.6                              evidence that any process agent appointed under the New Guarantee has accepted its appointment; and

2.2.7                              satisfaction of the condition subsequent referred to in Clause 2.3.

2.3                                        As a condition subsequent for the agreement of the Finance Parties to the Request, there shall be delivered to or to the order of the Agent on or before 17 July 2015 (or such later date as the Agent may agree in writing) evidence that the Sinosure Policy has been endorsed with details of the amendments and/or transactions contemplated by this Supplemental Agreement. The failure to satisfy the condition subsequent referred to in this Clause 2.3 by the agreed date shall constitute an Event of Default.

2.4                                        All documents and evidence delivered to the Agent pursuant to Clauses 2.1, 2.2 and 2.3 shall:

2.4.1                              be in form and substance reasonably acceptable to the Agent (acting on the instructions of the Lenders);

2.4.2                              if required by the Agent, be certified, notarised, legalised or attested in a manner acceptable to the Agent.

3                                                  Representations and Warranties

3.1                                        Each of the representations and warranties contained in Clause 11 (Representations) of the Original Loan Agreement shall be deemed repeated by the Borrower at the date of this Supplemental Agreement, at the First Effective Date and at the Second Effective Date, by reference to the facts and circumstances then pertaining, as if references to the Finance Documents included this Supplemental Agreement and (as at the Second Effective Date) as if references to the Finance Documents included the New Guarantee, provided that to the extent any such representation or warranty relates to an earlier date, such representation or warranty shall be true and correct in all material respects on such date.

4                                                  Amendments to Original Loan Agreement

4.1                                        With effect from the First Effective Date the following amendments will be made to the Original Loan Agreement:

4.1.1                              The following definition shall be inserted in clause 1.1 (Definitions and Interpretation) in alphabetical order:

““Supplemental Agreement” means the supplemental agreement dated

2015 supplementing and amending this Agreement.”.

4.1.2                              The definition of “Finance Documents” shall be read and construed to include this Supplemental Agreement.

4.1.3                              The definition of “Leverage” shall be deleted in its entirety and shall be replaced as follows:

““Leverage” means the aggregate Financial Indebtedness (excluding committed but undrawn working capital lines) of the Group divided by the Value Adjusted Total Assets.”.

4.1.4                              The definition of “Minimum Consolidated Net Worth” shall be amended to read as follows:

““Minimum Consolidated Net Worth” means an amount not less than (a) $270,150,000 plus (b) fifty per cent (50%) of the value of any subsequent primary equity offerings of the Guarantor completed after the Supplemental Agreement.”.

4.1.5                              Clause 10.14 shall be deleted in its entirety and shall be replaced as follows:

“Additional security If at any time the aggregate of the Fair Market Value of the Vessel and the Other Vessel (as determined in accordance with Clause 10.15 (Fair Market Value determination)) and the value of any additional security (such value to be the face amount of the deposit (in the case of cash), determined conclusively by appropriate advisers appointed by the Agent (in the case of other charged assets), and determined by the Agent in its discretion (in all other cases)) for the time being provided to the Security Agent under this Clause 10.14 is:

(a)                                          in the case of the period from 30 June 2015 up to and including 29 September 2015, less than one hundred and twenty five per cent (125%) of the aggregate of (i) the amount of the Loan then outstanding and (ii) the amount of the Other Loan then outstanding;

(b)                                          in the case of the period from 30 September 2015 up to and including 30 December 2015, less than one hundred and twenty five per cent (125%) of the aggregate of (i) the amount of the Loan then outstanding and (ii) the amount of the Other Loan then outstanding;

(c)                                           in the case of the period from 31 December 2015 up to and including 30 March 2016, less than one hundred and thirty per cent (130%) of the aggregate of (i) the amount of the Loan then outstanding and (ii) the amount of the Other Loan then outstanding;

(d)                                          in the case of the period from 31 March 2016 for the duration of the Facility Period, less than one hundred and thirty five per cent (135%) of the aggregate of (i) the amount of the Loan then outstanding and (ii) the amount of the Other Loan then outstanding,

the Borrower shall and will procure that the Guarantor shall, within fifteen (15) days of the Agent’s request, at the Borrower’s option:

10.14.1                pay to the Security Agent or to its nominee a cash deposit in the amount of the shortfall to be secured in favour of the Security Agent as additional security for the payment of the Indebtedness; or

10.14.2                give to the Security Agent other additional security in amount and form acceptable to the Security Agent in its discretion, it being agreed that security over Fleet Vessels with an Approved Flag shall, in the Security Agent’s discretion acting reasonably, be acceptable security; or

10.14.3                prepay the Loan in the amount of the shortfall and any such prepayment under this Clause 10.14.3 shall be applied in prepayment of the remaining Repayment Instalments in inverse order of maturity,

The value of any additional security provided shall in the case of a Vessel be determined in the same manner as set out in Clause 10.15.1 (Fair Market Value determination) of the Vessels and in the case of other security shall be determined by the Agent in its absolute discretion.

For the period up to and including 31 March 2016, if the Guarantor provides additional security in respect of a breach of a fair market value covenant under a loan facility with other lenders or financial institutions, the Guarantor shall provide the Security Agent with written notice of that breach as soon as practicable and in any event within fifteen (15) days of remedying such breach.  Any public filing made by the Guarantor with the SEC in relation to such additional security shall constitute notice thereof for the purposes of this Clause.

Clauses 5.3 (Reborrowing), 6.2 (Voluntary prepayment of Loan) and 6.5 (Restrictions) shall apply, mutatis mutandis, to any prepayment made under this Clause 10.14 and the value of any additional security provided shall be determined as stated above.”.

4.2                                        All other terms and conditions of the Loan Agreement shall remain unaltered and in full force and effect.

5                                                  Amendments, Waivers and Consents relating to Merger

5.1                                        With effect from the Second Effective Date:

5.1.1                              the following amendments will be made to the Loan Agreement:

(a)                                          The following definitions shall be inserted in clause 1.1 (Definitions and Interpretation) in alphabetical order:

““New Guarantee” means a guarantee and indemnity given by the Guarantor in favour of the Security Agent.”.

““New Guarantor” means Genco Shipping & Trading Limited, a corporation incorporated under the laws of the Republic of the Marshall Islands whose principal place of business is at 299 Park Avenue, 12th Floor, New York, New York 10171.”.

““Genco Shareholder Rights Agreement” means a shareholder rights agreement substantially similar to that shareholder rights agreement entered into as of 11 April 2007 and made between the Guarantor and Mellon Investor Services LLC, a New Jersey limited liability company, as rights agent.”.

(b)                                          The definition of “Change of Control” shall be amended to read as follows:

“Change of Control” means:

(a)                                          in respect of the Guarantor (or in its capacity as Pledgor), any time during which and for any reason:-

(i)                                              the Guarantor fails to own, directly or indirectly, one hundred per cent (100%) of the capital stock or other equity interests of the Borrower; or

(ii)                                           the Guarantor is no longer, directly or indirectly, one hundred per cent (100%) wholly-owned by the New Guarantor;

(b)                                          in respect of the New Guarantor, any time during which and for any reason:-

(i)                                              there is a sale, lease or transfer of all or substantially all of the New Guarantor’s assets to any Person or group (as such term is used in Section 13(d)(3) of the Exchange Act); or

(ii)                                           there is a liquidation or dissolution of the New Guarantor; or

(iii)                                        there is a replacement of a majority of the directors on the board of directors of the New Guarantor over a two-year period from the directors who constituted the board of directors of the New Guarantor at the beginning of such period and such replacement has not been approved by a vote of at least a majority of the board of directors of the New Guarantor then still in office who either were members of such board of directors at the beginning of such period or whose election as a member of such board of directors was previously so approved; or

(iv)                                       there is a “change of control” or similar event (however described) in any documentation related to any Financial Indebtedness of the New Guarantor or the Group or any member of the Group; or

(v)                                          any Person or group (as such term is used in Section 13 (d)(3) of the Exchange Act) other than one or more of the Permitted Holders that at any time becomes the owner, directly or indirectly, beneficially or of record, of shares representing more than thirty per cent of the outstanding voting or economic equity interests of the New Guarantor;

(c)                                           in respect of the Borrower, any time during which and for any reason the Guarantor fails to own, directly or indirectly, one hundred per cent (100%) of the capital stock or other equity interests of the Borrower, provided that any amalgamation, demerger, merger or corporate reconstruction of the New Guarantor or any subsidiary thereof or any transactions contemplated thereby that are consummated with the consent of the Agent and Sinosure in accordance with Clause 12.3.6 (Merger) shall not constitute a “Change of Control”.

(c)                                           The definition of “Consolidated Net Worth” shall be amended to read as follows:

““Consolidated Net Worth” means the Net Worth of the New Guarantor and its Subsidiaries determined on a consolidated basis in accordance with GAAP (and including for this purpose the New Guarantor’s investment in the Guarantor) after appropriate deduction for any minority interest in Subsidiaries.”.

(d)                                          In the definitions of “Fleet Vessels”, “Group” and “Value Adjusted Total Assets”, the word “Guarantor” shall be replaced by the words “New Guarantor”.

(e)                                           The definition of “Permitted Holders” shall be amended to read as follows:

““Permitted Holders” means (a) Mr. Peter Georgiopoulos (including his immediate family members and trusts to which he or such family members hold a beneficial interest), (b) any corporation or any other entity directly or indirectly controlled by Mr. Peter Georgiopoulos and (c) any person or group (as such term is used in Section 13(d)(3) of the Exchange Act) who may at the time of the signing of the Supplemental Agreement own, directly or indirectly, beneficially or of record, shares representing more than thirty per cent of the voting or economic equity interests of New Guarantor, any affiliate of any such person, and any member of such group or affiliate of such member.”.

(f)                                            The definition of “Minimum Consolidated Net Worth” shall be amended to read as follows:

““Minimum Consolidated Net Worth” means an amount of not less than (a) $786,360,204 plus (b) fifty per cent (50%) of the value of any subsequent primary equity offerings of the New Guarantor completed after 31 March 2015.”.

(g)                                           The definition of “Security Documents” shall be read and construed to include the New Guarantee.

(h)                                          In Clause 10.6 sub-paragraph (c) the reference to “Guarantor” shall be deleted and replaced by “New Guarantor” and the references to “Guarantee” shall be deleted and replaced by “New Guarantee”.

(i)                                              A new clause 10.1.13 shall be inserted to read as follows

“10.1.13 the New Guarantee.”.

(j)                                             In Clause 10.1.14 the references to “Guarantor” shall be deleted and replaced by “New Guarantor”.

(k)                                          Clause 12.1.1 shall be amended to read as follows:

“Financial statements The Borrower shall procure that:

(a)                                          the New Guarantor shall supply to the Agent as soon as the same become available, but in any event within ninety (90) days after the end of each of its financial years, the New Guarantor’s audited consolidated (so as to include inter alia the Borrower and the Guarantor and its Subsidiaries) financial statements for that financial year (all such financial statements to be supplemented by updated details of all off-balance sheet and time charter hire commitments in respect of the Vessel and the Other Vessel), together with a Compliance Certificate, signed by the Chief Financial Officer of the New Guarantor, setting out (in reasonable detail) computations as to compliance with Clause 12.2 (Financial covenants) as at the date as at which those financial statements were drawn up; and

(b)                                          the Guarantor shall supply to the Agent as soon as the same become available, but in any event within 90 (90) days after the end of each of its financial years the Guarantor’s annual management accounts (balance sheet and profit and loss accounts).”.

(l)                                              Clause 12.1.3 shall be amended to read as follows:

“Interim financial statements  The Borrower shall supply and shall procure that the New Guarantor shall supply to the Agent as soon as the same become available, but in any event within forty five (45) days after the end of each quarter during each of its financial years:

(a)                                          for the first three (3) financial quarter’s for each of its financial years, the Borrower’s and the New Guarantor’s unaudited quarterly financial statements for that quarter (so as to include inter alia the Borrower and the Guarantor and its Subsidiaries) (such financial statements to be supplemented by updated details of all off-balance sheet and time charter hire commitments in respect of the Vessel and the Other Vessel), together with a Compliance Certificate, signed by the Chief Financial Officer of the Borrower or the New Guarantor (as the case may be), setting out (in reasonable detail) computations as to compliance with Clause 12.2 (Financial covenants) as at the date as at which those financial statements were drawn up; and

(b)                                          the Guarantor’s quarterly management accounts (balance sheet and profit and loss accounts).”.

(m)                                      In Clause 12.2.2 the reference to “Guarantor” shall be deleted and replaced by “New Guarantor”.

(n)                                          In Clause 12.2.3 the reference to “Guarantor” shall be deleted and replaced by “New Guarantor”.

(o)                                           Clause 12.3.12 shall be amended to read as follows:

No dividends or non-arm’s length transactions  The Borrower may pay dividends or make any other distributions or advances of a revenue or capital nature to shareholders, or make any payments of principal or interest on amounts owned to related entities or persons (including payment under any shareholder loans), unless there is an Event of Default or such dividend, distribution or payment would result in an Event of Default and provided that (a) the Security Parties are in compliance with the terms and conditions of the Finance Documents, including, without limitation (i) the provisions of Clause 12.2 (Financial Covenants) and (ii) Clause 10.14 (Additional Security), (b)  the Guarantor is in compliance with clause 6.4 of the Guarantee, (c) the New Guarantor is in compliance with clause 6.4 of the New Guarantee and (d) the Other Borrower is in compliance with clause 6.4 of the Collateral Guarantee.  The Borrower shall procure that the Guarantor and the New Guarantor shall without the consent of the Agent be permitted to declare or pay Dividends or make any distribution provided that (a) no Event of Default has occurred and is continuing and (b) the Guarantor is in compliance with its financial covenants contained in clause 6.8 of the Guarantee, (c) the New Guarantor is in compliance with its financial covenants contained in clause 6.8 of the New Guarantee, (d) the Other Borrower is in compliance with clause 6.8 of the Collateral Guarantee and (e) the Borrower is in compliance with all the covenants contained in this

Supplemental Agreement.  The Guarantor may authorise, declare and distribute a dividend of Rights (as such term is defined in the Shareholder Rights Agreement and which are convertible into other securities as set out in the Shareholder Rights Agreement) as contemplated by the Shareholder Rights Agreement and the New Guarantor may authorise, declare and distribute a dividend of Rights (as such term is defined in the Genco Shareholder Rights Agreement and which are convertible into other securities as set out in the Genco Shareholder Rights Agreement) as contemplated by the Genco Shareholder Rights Agreement.    The Borrower shall not without the prior written consent of the Agent, enter into a transaction with an affiliate other than on arm’s length terms unless otherwise provided in relation to the Borrower pursuant to Clause 12.3.18 (No transaction with associated companies). For the avoidance of doubt, nothing in this Clause 12.3.12 shall prohibit the Guarantor or the New Guarantor from buying back already issued share capital.”.

(p)                                          Clause 13.1.9 shall be amended to read:

“Notice of termination  The Guarantor or the New Guarantor (as the case may be) give notice to the Security Agent to determine its respective obligations under the Guarantee or the New Guarantee.”.

5.1.2                                      Notwithstanding Clauses 12.3.6 (Merger), 12.3.15 (No Change in Relevant Documents) and 12.3.20 (No change of Ownership or Change of Control) of the Original Loan Agreement, the Agent (acting on the instructions of the Lenders) hereby waives the restrictions set out in Clauses 12.3.6 and 12.3.20 of the Loan Agreement insofar as they relate to the Merger and hereby consents to the Merger;

5.1.3                                     The Agent (acting on the instructions of the Lenders) acknowledges that the Merger will not constitute a breach of the provisions of Clauses 12.3.6 (Merger) of the Loan Agreement;

5.1.4                                     The Agent (acting on the instructions of the Lenders) hereby waives the provisions of Clause 6.10.2 (Undertakings) of the Guarantee and the New Guarantee in so far as they relate to the Merger;

5.1.5                                     The Agent (acting on the instructions of the Lenders) hereby waives any other provision of any Finance Document not referred to above which would cause the Merger to breach the provisions of any Finance Document; and

5.1.6                                     The Agent (acting on the instructions of the Lenders) hereby acknowledges that it is aware of, and consents to, the proposed cancellation of management agreement dated 15 March 2010 made between Baltic Trading Limited and Genco Shipping & Trading Limited.

5.2                                        With effect from the Second Effective Date the first line of Clause 6.8 of the Guarantee shall be amended to read “The Guarantor shall at all times during the Facility Period procure that the New Guarantor shall:-”

5.3                                        All other terms and conditions of the Loan Agreement and Guarantee shall remain unaltered and in full force and effect.

6                                                  Confirmation and Undertaking

6.1                                        Each of the Security Parties confirms that all of its respective obligations under or pursuant to each of the Security Documents to which it is a party remain in full force and effect, despite the amendments to the Original Loan Agreement made in this Supplemental Agreement, as if all references in any of the Security Documents to the Original Loan Agreement were references to the Original Loan Agreement as amended and supplemented by this Supplemental Agreement.

6.2                                        The definition of any term defined in any of the Security Documents shall, to the extent necessary, be modified to reflect the amendments to the Original Loan Agreement made in or pursuant to this Supplemental Agreement.

7                                                  Notices, Counterparts, Law and Jurisdiction

The provisions of clauses 18 (Notices), 21.5 (Counterparts) and 22 (Law and jurisdiction) of the Loan Agreement shall apply to this Supplemental Agreement as if they were set out in full herein and as if references to the Original Loan Agreement were references to this Supplemental Agreement and references to the Borrower were references to the Security Parties.

Schedule 1

The Lenders

ABN AMRO Capital USA LLC

100 Park Avenue

24th Floor

NY 10017

USA

Attn:                             Maria Pina (Fax No: +1 917 284 6917)

Email:                     maria.pina@abnamro.com

Attn:                             Rajbir Talwar (Fax No.: +1 917 284 6850)

Email:                     rajbir.talwar@abnamro.com

Schedule 2

First Effective Date Confirmation

To:                                      Baltic Wasp Limited

Trust Company Complex

Ajeltake Road

Ajeltake Island

Majuro

Marshall Islands

MH 96960

We, ABN AMRO Capital USA LLC, refer to the supplemental agreement dated [         ]  2015 (the “Supplemental Agreement”) relating to a secured loan agreement dated 8 October 2014 (the “Loan Agreement”) made between you as the Borrower, the banks listed therein as Lenders and ourselves acting in our capacities as Mandated Lead Arranger, Agent, Security Agent, Sinosure Agent and Swap Provider in respect of a loan to you from the Lenders of up to sixteen million eight hundred thousand Dollars ($16,800,000).

We hereby confirm that all conditions precedent referred to in Clause 2.1 (Conditions) of the Fourth Supplemental Agreement have been satisfied.  In accordance with Clauses 1.1 (Interpretation) and 4 (Amendments to Original Loan Agreement) of the Supplemental Agreement the First Effective Date is the date of this confirmation and the amendments to the Loan Agreement are now effective.

Dated:                                                            2015

Signed:

For and on behalf of

ABN AMRO Capital USA LLC

Schedule 3

Second Effective Date Confirmation

To:                                      Baltic Wasp Limited

Trust Company Complex

Ajeltake Road

Ajeltake Island

Majuro

Marshall Islands

MH 96960

We, ABN AMRO Capital USA LLC, refer to the supplemental agreement dated [         ]  2015 (the “Supplemental Agreement”) relating to a secured loan agreement dated 8 October 2014 (the “Loan Agreement”) made between you as the Borrower, the banks listed therein as Lenders and ourselves acting in our capacities as Mandated Lead Arranger, Agent, Security Agent, Sinosure Agent and Swap Provider in respect of a loan to you from the Lenders of up to sixteen million eight hundred thousand Dollars ($16,800,000).

We hereby confirm that all conditions precedent referred to in Clause 2.2 (Conditions) of the Fourth Supplemental Agreement have been satisfied.  In accordance with Clauses 1.1 (Interpretation) and 5 (Amendments Following Merger) of the Supplemental Agreement the Second Effective Date is the date of this confirmation and the amendments to the Loan Agreement are now effective.

Dated:                                                            2015

Signed:

For and on behalf of

ABN AMRO Capital USA LLC

In Witness of which the parties to this Supplemental Agreement have executed this Supplemental Agreement as a deed the day and year first before written.

The Borrower

Signed and delivered
as a deed		/s/ Apostolos Zafolias
by Baltic Wasp Limited		signature
(as the Borrower)
acting by		Apostolos Zafolias
print name
its duly authorised

in the presence of:

signature
of witness	/s/ Peter Allen

name	Peter Allen
print name of witness

299 Park Avenue
address	New York, NY 12171

The Lenders

Signed and delivered		/s/ Rajbir Talwar	/s/ Urvashi Zutshi
as a deed		signature
by ABN AMRO Capital USA LLC
(as Lender)		Rajbir Talwar	Urvashi Zutshi
acting by			Managing Director
its duly authorised		print name

in the presence of:

signature
of witness	/s/ Nicholas Hoagland

name	Nicholas Hoagland
print name of witness

address	100 Park Ave New York, NY USA 10017

The MLA

Signed and delivered		/s/ Rajbir Talwar	/s/ Urvashi Zutshi
as a deed		signature
by ABN AMRO Capital USA LLC
(as MLA)		Rajbir Talwar	Urvashi Zutshi
acting by			Managing Director
print name
its duly authorised

in the presence of:

signature
of witness	/s/ Nicholas Hoagland

name	Nicholas Hoagland
print name of witness

address	100 Park Ave New York, NY USA 10017

The Agent

Signed and delivered		/s/ Rajbir Talwar	/s/ Urvashi Zutshi
as a deed		signature
by ABN AMRO Capital USA LLC
(as Agent)		Rajbir Talwar	Urvashi Zutshi
acting by			Managing Director
print name
its duly authorised

in the presence of:

signature
of witness	/s/ Nicholas Hoagland

name	Nicholas Hoagland
print name of witness

address	100 Park Ave New York, NY USA 10017

The Security Agent

Signed and delivered		/s/ Rajbir Talwar	/s/ Urvashi Zutshi
as a deed		signature
by ABN AMRO Capital USA LLC
(as Security Agent)		Rajbir Talwar	Urvashi Zutshi
acting by			Managing Director
print name
its duly authorised

in the presence of:

signature
of witness	/s/ Nicholas Hoagland

name	Nicholas Hoagland
print name of witness

address	100 Park Ave New York, NY USA 10017

The Sinosure Agent

Signed and delivered		/s/ Arnoud Sprangers
as a deed		/s/ Brian McGirr
by ABN AMRO Bank N.V.		signature
Singapore Branch
(as Sinosure Agent)		Arnoud Sprangers
acting by		Head of Debt Solutions, Asia

its duly authorised		Brian McGirr
Head of Distribution — Asia
in the presence of:		print name

signature
of witness	/s/ Jacqueline Kingcott

name	Jacqueline Kingcott
print name of witness

address

The Swap Provider

Signed and delivered		/s/ Nienke Blans	/s/ K.H. Tieleman
as a deed		signature
by ABN AMRO Bank N.V.
(as Swap Provider)		Nienke Blans	K.H. Tieleman
acting by		print name

its duly authorised

in the presence of:

signature
of witness	/s/ J.T.F. van Vondersen

name	J.T.F. van Vondersen
print name of witness

ABN AMRO Bank N.V.
Coolsingel 93
3012 AE Rotterdam
address	The Netherlands

The Guarantors

Signed and delivered		/s/ John C. Wobensmith
as a deed		signature
by Baltic Trading Limited
(as Guarantor)		John C. Wobensmith
acting by		print name

its duly authorised

in the presence of:

signature
of witness	/s/ Peter Allen

name	Peter Allen
print name of witness

299 Park Avenue
address	New York, NY 10171

/s/ Apostolos Zafolias
Signed and delivered		signature
as a deed
by Genco Shipping & Trading Limited		Apostolos Zafolias
(as New Guarantor)		print name
acting by

its duly authorised

in the presence of:

signature
of witness	/s/ Peter Allen

name	Peter Allen
print name of witness

address	299 Park Avenue
New York, NY 10171

The Pledgor

Signed and delivered		/s/ John C. Wobensmith
as a deed		signature
by Baltic Trading Limited
(as Pledgor)		John C. Wobensmith
acting by		print name

its duly authorised

in the presence of:

signature
of witness	/s/ Peter Allen

name	Peter Allen
print name of witness

address	299 Park Avenue
New York, NY 10171

The Other Borrower

Signed and delivered		/s/ Apostolos Zafolias
as a deed		signature
by Baltic Hornet Limited
(as Other Borrower)		Apostolos Zafolias
acting by		print name

its duly authorised

in the presence of:

signature
of witness	/s/ Peter Allen

name	Peter Allen
print name of witness

address	299 Park Avenue
New York, NY 10171